ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

1,071 records
Balance: 49,925,470
FRM

Selection Criteria: FRM
Table of Contents

1.

Original Mortgage Loan Balance

2.

Remaining Balance

3.

Mortgage Rates (%)

4.

Original Term

5.

Remaining Term

6.

LIEN

7.

AGE

8.

LTV

9.

Owner Occupancy

10.

Property Type

11.

Loan Purpose

12.

Rate Type

13.

Prepayment Penalty Term

14.

FICO Scores

15.

State

16.

Documentation

1. Original Mortgage Loan Balance

Original Mortgage Loan Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25,000	164	3,715,383.35	7.44	22,654.78	12.126	99.83	606
25,001 - 50,000	576	20,306,422.85	40.67	35,254.21	12.041	99.83	614
50,001 - 75,000	197	11,981,998.66	24.00	60,822.33	11.907	99.73	625
75,001 - 100,000	74	6,358,471.80	12.74	85,925.29	11.770	99.69	636
100,001 - 125,000	34	3,700,213.78	7.41	108,829.82	11.722	99.56	644
125,001 - 150,000	20	2,689,580.00	5.39	134,479.00	12.037	100.00	625
150,001 - 175,000	3	468,400.00	0.94	156,133.33	11.589	100.00	655
175,001 - 200,000	1	175,500.00	0.35	175,500.00	10.000	95.00	686
250,001 - 275,000	2	529,500.00	1.06	264,750.00	10.308	93.48	608
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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2. Remaining Balance

Remaining Balance	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
1 - 25000	164	3,715,383.35	7.44	22,654.78	12.126	99.83	606
25001 - 50000	576	20,306,422.85	40.67	35,254.21	12.041	99.83	614
50001 - 75000	197	11,981,998.66	24.00	60,822.33	11.907	99.73	625
75001 - 100000	74	6,358,471.80	12.74	85,925.29	11.770	99.69	636
100001 - 125000	34	3,700,213.78	7.41	108,829.82	11.722	99.56	644
125001 - 150000	20	2,689,580.00	5.39	134,479.00	12.037	100.00	625
150001 - 175000	3	468,400.00	0.94	156,133.33	11.589	100.00	655
175001 - 200000	1	175,500.00	0.35	175,500.00	10.000	95.00	686
250001 - 275000	2	529,500.00	1.06	264,750.00	10.308	93.48	608
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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3. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
8.000 - 8.499	1	69,200.00	0.14	69,200.00	8.050	100.00	589
8.500 - 8.999	31	1,112,910.25	2.23	35,900.33	8.662	99.85	616
9.500 - 9.999	44	1,728,469.00	3.46	39,283.39	9.905	98.00	615
10.000 - 10.499	29	1,665,990.00	3.34	57,447.93	10.086	99.47	643
10.500 - 10.999	49	2,777,389.00	5.56	56,681.41	10.633	99.56	670
11.000 - 11.499	103	5,939,379.73	11.90	57,663.88	11.136	99.66	657
11.500 - 11.999	185	9,153,739.65	18.33	49,479.67	11.684	99.76	639
12.000 - 12.499	230	10,829,087.81	21.69	47,082.99	12.224	99.85	623
12.500 - 12.999	223	10,195,025.01	20.42	45,717.60	12.717	99.75	591
13.000 - 13.499	103	3,690,871.08	7.39	35,833.70	13.110	99.85	593
13.500 - 13.999	66	2,522,084.91	5.05	38,213.41	13.816	99.75	590
14.000 - 14.499	7	241,324.00	0.48	34,474.86	14.314	100.00	589
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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4. Original Term

Original Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0 - 180	5	265,940.00	0.53	53,188.00	11.873	100.00	630
181 - 240	5	246,043.00	0.49	49,208.60	11.312	100.00	642
301 - 360	1,061	49,413,487.44	98.97	46,572.56	11.930	99.69	622
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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5. Remaining Term

Remaining Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
61 - 120	1	38,000.00	0.08	38,000.00	9.990	100.00	635
121 - 180	4	227,940.00	0.46	56,985.00	12.187	100.00	630
181 - 240	5	246,043.00	0.49	49,208.60	11.312	100.00	642
301 - 360	1,061	49,413,487.44	98.97	46,572.56	11.930	99.69	622
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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6. LIEN

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7. AGE

AGE	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	1,048	48,874,867.05	97.90	46,636.32	11.924	99.70	622
1	23	1,050,603.39	2.10	45,678.41	12.089	99.32	622
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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8. LTV

LTV	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
85.00 - 89.99	1	274,500.00	0.55	274,500.00	9.550	87.42	572
90.00 - 94.99	5	224,290.50	0.45	44,858.10	11.901	92.68	647
95.00 - 99.99	54	2,800,890.79	5.61	51,868.35	11.630	96.20	634
100.00 - 104.99	1,010	46,597,989.15	93.34	46,136.62	11.959	100.00	622
115.00 - 119.99	1	27,800.00	0.06	27,800.00	12.400	115.83	639
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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9. Owner Occupancy

Owner Occupancy	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
I	3	140,620.00	0.28	46,873.33	12.273	100.00	618
P	1,066	49,572,850.44	99.29	46,503.61	11.931	99.69	622
S	2	212,000.00	0.42	106,000.00	10.830	100.00	688
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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10. Property Type

Property Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
2-4 family	22	1,591,984.21	3.19	72,362.92	11.981	99.78	645
Condo - 5 Stories & up	3	173,800.00	0.35	57,933.33	11.294	99.63	681
Condominium	66	3,117,105.06	6.24	47,228.86	11.819	99.80	631
PUD	87	4,178,779.00	8.37	48,031.94	11.841	99.76	622
Single Family	893	40,863,802.17	81.85	45,760.14	11.945	99.67	620
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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11. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
C	99	6,723,840.04	13.47	67,917.58	11.760	98.85	626
P	924	41,004,730.08	82.13	44,377.41	11.964	99.84	622
R	48	2,196,900.32	4.40	45,768.76	11.756	99.57	620
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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12. Rate Type

Rate Type	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
FXD	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
0	657	27,469,511.63	55.02	41,810.52	11.963	99.72	620
12	17	1,090,493.00	2.18	64,146.65	12.097	100.00	629
24	350	18,578,686.55	37.21	53,081.96	11.931	99.88	626
36	47	2,786,779.26	5.58	59,293.18	11.478	98.11	623
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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14. FICO Scores

FICO Scores	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
500 - 519	2	73,850.00	0.15	36,925.00	12.677	98.39	508
520 - 539	3	82,730.00	0.17	27,576.67	12.862	97.51	529
540 - 559	4	107,468.00	0.22	26,867.00	11.839	96.09	552
560 - 579	91	3,836,423.79	7.68	42,158.50	12.588	98.98	574
580 - 599	286	11,878,466.21	23.79	41,533.10	12.601	99.87	589
600 - 619	216	9,043,891.60	18.11	41,869.87	12.207	99.84	610
620 - 639	193	8,694,918.31	17.42	45,051.39	11.735	99.84	630
640 - 659	148	8,228,238.32	16.48	55,596.20	11.445	99.76	648
660 - 679	104	5,954,736.21	11.93	57,257.08	11.016	99.70	669
680 - 699	16	1,469,208.00	2.94	91,825.50	10.897	98.30	689
700 - 719	5	315,360.00	0.63	63,072.00	10.678	99.99	705
720 - 739	2	126,780.00	0.25	63,390.00	11.209	100.00	733
740 - 759	1	113,400.00	0.23	113,400.00	10.750	100.00	745
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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15. State

State	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Alabama	11	395,138.50	0.79	35,921.68	12.648	99.19	603
Arizona	21	1,115,138.23	2.23	53,101.82	12.388	100.00	617
Arkansas	1	35,760.00	0.07	35,760.00	11.750	100.00	628
California	95	8,439,763.00	16.90	88,839.61	11.699	99.51	638
Colorado	41	1,965,129.86	3.94	47,930.00	12.169	99.32	620
Connecticut	15	535,389.00	1.07	35,692.60	12.017	100.00	625
Delaware	1	55,000.00	0.11	55,000.00	11.750	100.00	624
Florida	115	5,613,369.77	11.24	48,811.91	12.179	99.97	621
Georgia	35	1,276,281.17	2.56	36,465.18	12.274	99.92	619
Hawaii	7	568,580.00	1.14	81,225.71	11.257	100.00	662
Idaho	6	203,346.00	0.41	33,891.00	12.498	100.00	609
Illinois	36	1,305,069.20	2.61	36,251.92	12.292	100.00	621
Indiana	13	386,573.00	0.77	29,736.38	12.464	100.00	602
Iowa	3	102,591.87	0.21	34,197.29	12.314	99.94	608
Kansas	1	36,580.00	0.07	36,580.00	12.750	100.00	592
Kentucky	10	345,100.00	0.69	34,510.00	12.118	100.00	633
Louisiana	10	319,540.00	0.64	31,954.00	12.365	99.47	610
Maine	6	196,980.00	0.39	32,830.00	12.333	100.00	616
Maryland	15	972,508.00	1.95	64,833.87	12.436	99.39	609
Massachusetts	59	3,509,213.30	7.03	59,478.19	12.018	99.68	631
Michigan	53	1,711,263.71	3.43	32,287.99	12.380	99.86	617
Minnesota	18	846,429.00	1.70	47,023.83	10.058	100.00	606
Mississippi	2	69,759.60	0.14	34,879.80	13.125	100.00	586
Missouri	20	753,090.00	1.51	37,654.50	12.461	100.58	612
Montana	3	109,660.00	0.22	36,553.33	11.525	100.00	630
Nevada	10	611,970.00	1.23	61,197.00	12.050	99.99	620
New Hampshire	8	318,860.00	0.64	39,857.50	12.012	100.00	629
New Jersey	9	501,580.00	1.00	55,731.11	11.577	99.88	637
New York	32	2,489,451.81	4.99	77,795.37	12.065	99.80	633
North Carolina	29	922,460.60	1.85	31,808.99	12.479	99.68	609
Ohio	39	1,332,711.00	2.67	34,172.08	12.065	99.90	620
Oklahoma	8	231,473.81	0.46	28,934.23	12.172	100.00	619
Oregon	6	319,994.00	0.64	53,332.33	11.674	100.00	636
Pennsylvania	23	817,126.00	1.64	35,527.22	12.347	99.59	614
Rhode Island	9	439,780.00	0.88	48,864.44	12.434	100.00	607
South Carolina	11	414,062.20	0.83	37,642.02	12.312	99.07	621
South Dakota	1	33,160.00	0.07	33,160.00	10.500	100.00	677
Tennessee	31	1,112,910.25	2.23	35,900.33	8.662	99.85	616
Texas	152	4,775,481.15	9.57	31,417.64	11.808	100.00	605
Utah	23	858,370.00	1.72	37,320.43	12.134	99.71	617
Vermont	3	96,884.41	0.19	32,294.80	11.815	97.62	644
Virginia	37	1,973,402.00	3.95	53,335.19	11.687	97.64	616
Washington	22	1,091,920.00	2.19	49,632.73	12.205	99.76	619
Wisconsin	16	549,040.00	1.10	34,315.00	12.248	99.63	617
Wyoming	5	167,580.00	0.34	33,516.00	11.614	99.88	633
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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16. Documentation

Documentation	Number of Mortgage Loans	Remaining Principal Balance	% of Remaining Principal Balance	Average Principal Balance	WA Gross CPN	Weighted Average LTV	Weighted Average FICO
Full Documentation	966	42,738,841.97	85.61	44,243.11	11.951	99.74	615
Lite Documentation	5	457,680.00	0.92	91,536.00	11.510	100.00	675
Stated Documentation	100	6,728,948.47	13.48	67,289.48	11.806	99.38	663
Total:	1,071	49,925,470.44	100.00	46,615.75	11.927	99.69	622

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 19:07

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.